UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 8, 2014

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. Employer Identification Number
001-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

None

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On January 8, 2014, NV Energy, Inc. (“NVE”) will file with the U.S. Securities and Exchange Commission (“SEC”) to terminate its registration under Section 12(g) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and to suspend its obligations under Section 15(d) of the Exchange Act to file reports with the SEC pursuant to the Exchange Act as permitted by applicable SEC rules because NVE has fewer than 300 holders of record of any class of outstanding securities.

NVE intends to deliver to the trustee for any of its outstanding debt securities that were previously issued in offerings registered under the Securities Act of 1933, as amended (the “Securities Act”), and to continue to make available, free of charge, on its website at www.nvenergy.com (i) within 90 days following its fiscal year end, copies of its annual consolidated financial statements and notes thereto (audited in the case of the fiscal year ended December 31, 2013, and unaudited for fiscal years ending thereafter), accompanied by management’s narrative analysis of the consolidated results of operations for such annual periods presented, and (ii) within 45 days following each of its first three fiscal quarter ends, copies of its quarterly consolidated financial statements and notes thereto (unaudited), accompanied by management’s narrative analysis of the consolidated results of operations for such quarterly periods presented.

NVE’s principal operations are conducted through its two registrant subsidiaries, Nevada Power Company (“NPC”) and Sierra Pacific Power Company (“SPPC”), each doing business as NV Energy (collectively, the “Utilities”). Each of the Utilities remain subject to the reporting requirements of the Exchange Act and will therefore continue to file all required reports and other information statements with the SEC, and will continue to make their filings available, free of charge, on the NVE website at www.nvenergy.com. You can inspect and copy reports and other information filed by the Utilities at the public reference facilities maintained by the SEC at Headquarters Office, 100 F Street, N.E., Washington, D.C. 20549. You can call the SEC at 1-800-SEC-0330 for information regarding the operations of its Public Reference Room. The SEC also maintains a website that contains reports, proxy and information statements and other materials that are filed through the SEC’s Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system. This website can be accessed at http://www.sec.gov.

Forward-Looking Statements

This report contains statements that do not directly or exclusively relate to historical facts. These statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Forward-looking statements can typically be identified by the use of forward-looking words, such as “will,” “may,” “could,” “project,” “believe,” “anticipate,” “expect,” “estimate,” “continue,” “intend,” “potential,” “plan,” “forecast” and similar terms. These statements are based upon NVE’s and its subsidiaries' current intentions, assumptions, expectations and beliefs and are subject to risks, uncertainties and other important factors. Many of these factors are outside the control of NVE and its subsidiaries and could cause actual results to differ materially from those expressed or implied by such forward-looking statements. These factors include, among others:

•	economic conditions, inflation rates, monetary policy, unemployment rates, customer bankruptcies, including major gaming customers with significant debt maturities, weaker housing markets, each of which affect customer growth, customer collections, customer demand and usage patterns;

•	changes in customer demand for electricity and gas resulting from variations in the rate of industrial, commercial and residential growth in the Utilities’ service territories, from energy conservation programs, and from the development and deployment of alternative energy sources such as self-generation and distributed generation technologies;

•	construction risks, including but not limited to difficulty in securing adequate skilled labor, cost and availability of materials and equipment, third-party disputes, equipment failure, engineering and design failure, work accidents, fire or explosions, business interruptions, recovery of possible cost overruns, delay of in-service dates, and pollution and environmental damage;

•	security breaches of the Utilities’ information technology or supervisory control and data systems, or the systems of others upon which the Utilities rely, whether through cyber-attack, cyber-crime, sabotage, accident or other means, which may affect the Utilities’ ability to prevent system or service disruptions, generating facility shutdowns or disclosure of confidential corporate or customer information;

•	unseasonable or severe weather, drought, wildfire and other natural phenomena, which could affect the Utilities’ customers’ demand for power, seriously impact the Utilities’ ability and/or cost to procure adequate supplies of fuel or purchased power, affect the amount of water available for electric generating plants in the southwestern U.S., and have other adverse effects on the Utilities’ business;

•	employee workforce factors, changes in and renewals of collective bargaining unit agreements, strikes or work stoppages, an aging workforce, and the ability to adjust the labor cost structure to changes in growth within the Utilities’ service territories;

•	whether the Utilities’ advanced metering systems continue to operate as intended, accurately and timely measure customer energy usage and generate billing information, and whether the Utilities can continue to rely on third-party vendors or contractors to support certain proprietary components of the advanced metering systems;

•	changes in and/or implementation of Federal Energy Regulatory Commission (“FERC”) and North American Electric Reliability Council mandatory reliability, security, and other requirements for system infrastructure, which could significantly affect existing and future operations;

•	explosions, fires, accidents, mechanical breakdowns or vandalism that may occur while operating and maintaining an electric and natural gas system in the Utilities’ service territory, including gas distribution services that the Utilities may rely upon, that can cause unplanned outages, reduce generating output, damage the Utilities’ assets or operations, subject the Utilities to third-party claims for property damage, personal injury or loss of life, or result in the imposition of civil, criminal, or regulatory fines or penalties on the Utilities;

•	the extent to which NVE or the Utilities incur costs in connection with third-party claims or litigation that are not recoverable through insurance, rates, or from other third parties;

•	changes in the business of the Utilities’ major customers engaged in mining or gaming, including availability and cost of capital or power demands, which may result in changes in the demand for the Utilities’ services, including the effect on the Nevada gaming industry from the opening of additional gaming establishments in other states and internationally;

•	the effect that any future terrorist attacks, wars, threats of war or pandemics may have on the tourism and gaming industries in Nevada, particularly in Las Vegas, as well as on the national economy in general;

•	unusual or unanticipated changes in normal business operations of the Utilities, including unusual maintenance or repairs;

•	unfavorable rulings, penalties and findings by the Public Utilities Commission of Nevada (“PUCN”) in rate or other cases, investigations or proceedings, including general rate cases, the periodic applications to recover costs for fuel and purchased power that have been recorded by the Utilities in their deferred energy accounts, deferred natural gas costs recorded by SPPC for its gas distribution business, renewable energy and energy efficiency recovery programs, and unfavorable rulings, penalties or findings by the FERC in rate or other cases, investigations and proceedings with regard to wholesale power sales and transmission services;

•	the effect of existing or future Nevada or federal laws or regulations affecting the electric industry, including those which could allow additional customers to choose new electricity suppliers, use alternative sources of energy, generate their own electricity, or change the conditions under which they may do so;

•	whether the Utilities can procure, obtain, and/or maintain sufficient renewable energy sources in each compliance year to satisfy the Portfolio Standard in the State of Nevada;

•	changes in tax or accounting matters or other laws and regulations to which NVE or the Utilities are subject;

•	changes in and/or implementation of environmental laws or regulations, including the imposition of limits on emissions of carbon or other pollutants from electric generating facilities, which could significantly affect the Utilities’ existing operations as well as their construction programs;

•	whether the Utilities will be able to continue to obtain fuel and power from their suppliers on favorable payment terms and favorable prices, particularly in the event of unanticipated power demands, physical availability, sharp increases in the prices for fuel (including increases in long-term transportation costs) and/or power, or a ratings downgrade;

•	wholesale market conditions, including availability of power on the spot market and the availability to enter into commodity financial hedges with creditworthy counterparties, which may affect the prices the Utilities have to pay for power as well as the prices at which the Utilities can sell any excess power;

•	whether provisions of the Dodd-Frank Act or rules made under the act governing derivative transaction reporting, trading, and clearing or imposing margin or collateral requirements will materially increase the cost, or limit the availability or usefulness, to the Utilities of financial transactions and techniques important in managing risks the Utilities face in the commodity, power and financial markets;

•	the ability and terms upon which NVE, NPC and SPPC will be able to access the capital markets to support their capital needs, particularly in the event of: volatility in the global credit markets or other problems, changes in availability and cost of capital either due to market conditions or as a result of unfavorable rulings by the PUCN, a downgrade of the current debt ratings of NVE, NPC or SPPC, and/or interest rate fluctuations; and

•	further increases in the unfunded liability or changes in actuarial assumptions, the interest rate environment and the actual return on plan assets for the Utilities’ pension and other postretirement plans, which can affect future funding obligations, costs and pension and other postretirement plan liabilities.

Further details of the potential risks and uncertainties affecting NVE and its subsidiaries are described in NVE’s filings with the SEC. NVE undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing factors should not be construed as exclusive.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NV Energy, Inc. (Registrant)

Date: January 8, 2014	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Senior Vice President and Chief Financial Officer